Rule 497(d)

                                     FT 577

                  Total Target Portfolio, December 2001 Series


              Supplement to the Prospectus dated November 30, 2001

         Notwithstanding anything to the contrary in the Prospectus, the S&P Target 10 Strategy stocks contained in the Total Target Portfolio, December 2001 Series are derived as follows:

         The S&P Target 10 Portfolio Strategy selects a portfolio of 10 of the largest Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") stocks with the lowest price-to-sales ratios and greatest one-year price appreciation as a means to achieving its investment objective. The S&P Target 10 Portfolio Strategy stocks are determined as follows:

         Step 1: We select the 250 largest companies based on market capitalization which are components of the S&P 500 Index as of two business days prior to the date of this prospectus.

         Step 2: From the above list, the 125 companies with the lowest price to sales ratios are selected.

         Step 3: The 10 companies which had the greatest one-year stock price appreciation are selected for The S&P Target 10 Strategy.




December 3, 2001